UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:                                                     February 29, 2012

Date of reporting period:                                                  February 29, 2012

1

ITEM 1.  REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

April 23, 2012

To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 29, 2012.

The Net Asset Value per share (“NAV”) of the Fund decreased by 9.7% and the closing market price of the Fund (on the New York Stock Exchange) decreased by 18.3% for the year after giving effect for the reinvestment of income dividends and long-term distributions.  The closing market price of the Fund on February 29, 2012 was $7.83 representing a discount of 11.5% to the NAV of $8.85.  The net assets of the Fund totaled $250,732,272 on February 29, 2012.

The Russell/Nomura Small CapTM Index, the Fund’s benchmark (“Benchmark”), decreased by 2.3% in United States (“U.S.”) dollar terms.  The Toyko Price Index (the “TOPIX”), consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 11.2% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, decreased by 7.5% in U.S. dollar terms for the year ended February 29, 2012.  The Japanese yen (“Yen”) appreciated by 1.0% against the U.S. dollar during the year.

During the year ended February 29, 2012, the Fund underperformed the Benchmark by 7.4% mostly due to dilution resulting from the rights offering in July 2011.

The Portfolio

Equity holdings represented 99.3% of the Fund’s net assets at February 29, 2012.  The Fund was diversified into 81 stocks, of which 70 were TSE First Section stocks, two were TSE Second Section stocks, two were JASDAQ stocks and seven were other smaller capitalization stocks, comprising 84.0%, 1.2%, 5.3% and 8.8%, respectively, of net assets on February 29, 2012.

In light of changes in the Japanese small capitalization market, the Fund’s manager believes that the Fund will benefit over time from investing in a more concentrated investment portfolio than it previously maintained.  During July 2011, the Fund conducted a rights offering that entitled its shareholders to subscribe for additional shares of common stock.  The Fund made the offering to increase its assets available for investment and to facilitate its transition to a more concentrated investment portfolio.  The Fund has reduced the number of its portfolio investments from 137 stocks at June 30, 2011 to 81 stocks at February 29, 2012.

Performance

In terms of the sector allocation strategy, over-weight positions in the Electronics sector and Information and Software sector produced the largest positive contributions, although sector returns were eroded by the underweight positions in the Machinery and Machine Tools sector and Real Estate and Warehouse sector.  Altogether, the sector allocation strategy results were positive.

Stock attribution analysis shows that some holdings in the Information and Software sector, such as Itochu Techno-Solutions Corporation and Otsuka Corporation, contributed to the relative performance.  Fuji Machine Mfg. Co., Ltd. in the Electronics sector and Nihon Kohden Corporation in the Miscellaneous Manufacturing sector also contributed to the relative performance.  Meanwhile, Nippon Chemi-Con Corporation in the Electronics sector had a negative impact due to waning foreign demand.

Market Review

The Benchmark fell by 3.3% in local currency terms during the year ended February 2012.  The TOPIX fell by 12.1% in local currency terms and underperformed smaller capitalization stocks during the year ended February 2012.

After fluctuating widely in reaction to some erratic shifts in investor risk tolerance, the Japanese equity market closed at a significant loss for the year ended February 2012.  Meanwhile, the small cap market has remained relatively strong during the broad decline in world markets, as many stocks are highly dependent on domestic demand and have relatively little connection with the overseas economy.  Domestic household consumption was stronger than expected as consumer sentiment normalized surprisingly quickly following the natural disaster in March 2011.

The sudden negative impact on the Japanese stock market following the devastating earthquake and tsunami that hit the north east of Japan effectively erased the market’s gains from the first quarter 2011 rally.  The Tokyo Stock Market in March 2011 suffered a severe monthly decline.  On March 11, 2011, the most powerful earthquake in Japan’s recorded history struck off the Pacific coast of the Tohoku region, triggering a destructive tsunami.  Over the subsequent two trading days, most Japanese stocks were negatively affected by a massive sell-off prompted by concerns over economic losses from the disaster and threats of radioactive contamination from a stricken nuclear power station.  The Yen’s sharp appreciation also generated negative sentiment that added to the market turmoil.  A successfully coordinated currency intervention by the G7 central banks effectively caused the Yen to normalize, which helped to resuscitate the equity market from its post disaster slump.  Towards the end of March 2011, the market began to stabilize again.

In the second quarter of 2011, the Japanese equity market extended its losses.  Even though the Japanese equity market had been able to stabilize following the massive sell-off from the earthquake, disruption to manufacturing supply chains, ongoing problems surrounding the Fukushima nuclear power plant, and political disarray caused by a divided parliament and a weakened prime minister continued to weigh on Japanese stock prices.  Uncertainty about the overall extent of the economic losses and the negative impact on corporate earnings from supply chain disruption continued to drag the market lower.  Meanwhile, investor sentiment was also vulnerable to monetary policy tightening in China as well as the protracted uncertainty over how the sovereign debt crisis in Europe would evolve.  However, by the end of the second quarter, action to avoid a full-scale sovereign debt crisis in Europe together with a steady recovery in domestic production contributed to a rebound in Japanese equity prices.

In the third quarter of 2011, rapid deterioration in external economic conditions undermined investor sentiment causing the Japanese equity market to register a second consecutive quarterly decline.  With no immediate prospect of a resolution to the sovereign debt issues in Europe and a surprise downgrade to the credit rating of the U.S. by Standard & Poor’s, market sentiment deteriorated rapidly in the middle of the quarter.  Growing unease about the outlook for the U.S. economy, exemplified by weak unemployment data, led the Federal Reserve to adopt further novel monetary measures, including efforts to flatten the Treasury yield curve by placing downward pressure on long term bond yields – the so-called “Operation Twist”.  Although the new measures failed to give an immediate boost to market sentiment, a joint effort by the world’s central banks to prevent a liquidity crisis in Europe by providing funds to the commercial banking system helped to boost market confidence to a limited degree.  These measures ultimately failed to outweigh the growing anxiety over a possible sovereign debt default by Greece, which effectively drove the Yen even higher against both the U.S. dollar and the Euro.  The Yen’s surge undermined market sentiment and overshadowed the otherwise positive news of a surprisingly robust recovery in corporate earnings after the March 2011 natural disaster.

Japanese equities extended their downturn for a third consecutive quarter in the fourth quarter of 2011.  The Japanese market plummeted initially amid widespread concerns about the progression of Europe’s sovereign debt crisis and fears of a continued slowdown in the global economy.  A series of positive economic indicators from the U.S. helped to mitigate some of the unease about global growth, while an agreement among European governments on measures to tackle the debt crisis also helped the

Japanese market to rebound in mid November.  The equity market sell-off resumed when speculators started to shift their focus away from crisis-hit Greece and towards other financially vulnerable eurozone states such as Italy and Spain, forcing their government bond yields up to unsustainable levels.  Downward revisions to corporate earning projections by Japanese companies that suffered amid the protracted strength of the Yen also undermined market sentiment despite intervention by the Japanese authorities in the currency markets.  An agreement among the main central banks to coordinate action to avert a liquidity crisis, together with solid economic numbers from the U.S., led to a rebound in the Japanese stock market in early December.  However, the market later became top-heavy toward the end of the quarter along with the Yen’s appreciation against both the U.S. dollar and the Euro.

The Japanese equity market rallied in January 2012 alongside robust global equity markets.  Concerns about the sovereign debt crisis in Europe started to recede and investor confidence benefited from signs of a recovery in the U.S., where economic indicators in various areas, such as employment data and the Institute of Supply Management Index, underpinned certainty for the Japanese equity market.  Meanwhile, worries about the eurozone debt crisis were eased by successful fundraising in Spain and Italy.  Amid these improving external conditions, the Yen retraced some of its gains against both the U.S. dollar and the Euro and the currency’s deprecation helped support the early stock market rebound.  In February 2012, the rally gained support from growing optimism towards the U.S. economic outlook and improved sovereign funding and liquidity conditions in the Euro-zone.  A long-awaited correction in the value of the Yen also revitalized market sentiment.  Around mid-February 2012, the Bank of Japan (“BOJ”) announced a surprise move to extend its monetary easing policy by expanding its purchase of Japanese government bonds.  In response to the favorable shift in monetary policy, foreign investors became active net buyers of Japanese equities, which also helped to bolster the market recovery further.

Outlook and Future Strategy

The Fund is positive about the near-term outlook for the Japan equity markets.  The change in the monetary policy stance of the BOJ has improved investor sentiment towards Japanese equities and improved expectations of sustainable earnings growth momentum.  The performance gap between Japan and the global equity market that widened following the natural disasters in 2011 should start to narrow again.

The latest BOJ announcement of an inflation target set at a Consumer Price Index (“CPI”) growth rate of +1% took the market by surprise.  While questions remain about how aggressively the BOJ will act in tackling the lingering deflationary conditions in the domestic economy, given that asset purchases will rise by only 10 trillion Yen, the central bank’s apparent shift towards an inflation targeting policy should help clarify responsibilities and facilitate communications between the authorities and investors.  Although the market seems to have embraced the announcement favorably, the change in policy stance itself does not offer any assurance that the authorities can achieve a sustainable rise in Japan’s economic growth rate.  Therefore, there is a need to monitor the actual policy implementation.  Meanwhile, the outlook for global demand seems to be stabilizing.  While political and economic conditions in Europe could continue to fluctuate, the recent economic data from the U.S. supports the view of a steady economic recovery.  Emerging economies are also experiencing steady growth partly due to monetary loosening policies by local authorities.

Earnings will likely benefit from a shift in the Yen’s recent trend towards depreciation against the U.S. dollar and the Euro triggered by the BOJ’s policy announcement.  The announcement hopefully will alter the long run currency trend and broaden the positive impact on earnings prospects of Japan’s export-oriented sectors.  The earnings momentum in the corporate sector should also rebound from the business conditions that followed the natural disasters in 2011, such as the March earthquake and tsunami in Japan and the flooding in Thailand during the fourth quarter, which both severed the supply chains of various industries.  These events negatively impacted corporate earnings growth in 2011.  In addition, the steep appreciation of the Yen and weaker global demand caused many manufacturing companies to downgrade their earnings in their recent earnings announcements.

Japan’s overall market price to book (“P/B”) ratio has risen to 1.0 but remains the lowest among the major markets.  The forward price-earnings (“P/E”)

ratio is 13.4 for FY2013.  If the Yen continues to decline and global demand has a strong recovery, then the Fund expects earnings momentum to accelerate and valuations to improve.

The small cap equity market in Japan has performed comparatively well.  Valuations have reached levels similar to the Japan market average in terms of the P/E ratio, and the P/B ratio gap between the small-cap market and overall Japan equity market has been shrinking.  However, with a P/B ratio of 0.84, the aggregate small cap equity market is still trading below its book value.  Since smaller companies face the same economic environment as the broader Japanese market, the Fund also has a positive outlook for the small cap equity market.

In terms of the portfolio strategy, the Fund continues to focus on more attractively valued stocks that have a longer-term competitive edge.  The Fund is establishing overweight positions in manufacturing and information technology service providers.

The Fund expects global production momentum to recover gradually in line with an upturn in worldwide demand, which would help to support Japanese manufacturers.  In addition, for many manufacturing companies in Japan, indigenous factors, such as a surge in reconstruction demand and a recovery from the natural disaster, will help to support production recovery.  Manufacturers have experienced especially harsh stock price declines amid the global market correction, so there are many reasonably priced stocks in these sectors.

The Fund is taking overweight positions in the Information and Software sector and Services sector including web service providers and system integrators.  These companies offer growth potential from future technology developments and offer a more positive approach to earnings pay out ratios, which are currently lower than in western markets.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Masashi Terachi
Masashi Terachi President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions.  JOF’s performance does not represent sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  It should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Japanese Yen/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  You cannot invest directly into an index.  The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index.  Currently, there are 1,553 securities in the Russell/Nomura Small CapTM Index.

The Board of Directors and officers of the Japan Smaller Capitalization Fund, Inc. take this opportunity to express their appreciation to Mr. Shigeru Shinohara who has been assigned to new duties at Nomura Asset Management U.K. Limited.  Mr. Shinohara has served as President of Nomura Asset Management U.S.A. Inc., the Fund’s manager, and President of the Fund since 2007.

The Board of Directors of the Fund has elected Mr. Masashi Terachi to serve as the President of the Fund and a member of its Board of Directors.  Mr. Terachi most recently served as Managing Director of Nomura Asset Management Singapore Limited, an affiliate of Nomura Asset Management U.S.A. Inc.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC–0330.

FUND CERTIFICATION

In November 2011, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.  The Internet web address is www.nomura.com.  We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS – FEBRUARY 29, 2012 (Unaudited)

KEY STATISTICS
Net Assets	$250,732,272
Net Asset Value per Share	$8.85
Closing NYSE Market Price	$7.83
Percentage Change in Net Asset Value per Share*	(9.7%)
Percentage Change in NYSE Market Price*	(18.3%)

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small CapTM Index	(3.3%)	(2.3%)
TOPIX	(12.1%)	(11.2%)
Nikkei Average	(8.5%)	(7.5%)
*From March 1, 2011 through February 29, 2012.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	84.0%
TSE Second Section Stocks	1.2
JASDAQ Stocks	5.3
Other Smaller Capitalization Stocks	8.8
Foreign Currency	0.6
Total Investments	99.9
Other Assets Less Liabilities, Net	0.1
Net Assets	100.0%

INDUSTRY DIVERSIFICATION

	% of Net Assets		% of Net Assets
Electronics	21.1	Banks and Finance	3.0
Services	13.2	Wholesale	2.6
Information and Software	13.2	Transportation	2.4
Machinery and Machine Tools	7.8	Restaurants	1.9
Miscellaneous Manufacturing	7.2	Real Estate and Warehouse	1.7
Chemicals and Pharmaceuticals	6.8	Utilities	1.5
Retail	6.5	Food Manufacturing	0.9
Automotive Equipment and Parts	5.8	Construction and Engineering	0.3
Iron and Steel	3.4

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

Security	Market Value	% of Net Assets
Otsuka Corporation	$8,312,149	3.3
Disco Corporation	7,041,207	2.8
Rakuten Inc.	7,027,603	2.8
Message Co., Ltd.	6,266,979	2.5
Alpine Electronics, Inc.	6,001,524	2.4
Musashi Seimitsu Industry Co., Ltd.	5,853,230	2.3
Fuji Machine Mfg. Co., Ltd.	5,458,872	2.2
Daiseki Co., Ltd.	5,331,316	2.1
Nihon Kohden Corporation	5,305,381	2.1
Shinko Electric Industries Co., Ltd.	5,293,418	2.1

JAPAN SMALLER CAPITALIZATION FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly we express no such opinion.  An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 29, 2012 by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
April 23, 2012

SCHEDULE OF INVESTMENTS*

FEBRUARY 29, 2012

	Shares	Cost	Market Value	% of Net Assets
JAPANESE EQUITY SECURITIES

Automotive Equipment and Parts
Musashi Seimitsu Industry Co., Ltd.	247,800	$5,711,130	$5,853,230	2.3
Ball joints, camshafts, and gears
Press Kogyo Co Ltd	545,000	2,502,115	3,110,830	1.2
Chassis frames, axles, and suspensions
Tachi-S Co., Ltd.	73,500	1,484,641	1,482,414	0.6
Child transformation seats, seat components, and rotating units
Taiho Kogyo Co., Ltd.	213,000	1,944,038	2,384,319	0.9
Metal forgings
Tokai Rika Co., Ltd.	116,100	2,052,162	2,042,467	0.8
Electronic parts
Total Automotive Equipment and Parts		13,694,086	14,873,260	5.8

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

FEBRUARY 29, 2012

	Shares	Cost	Market Value	% of Net Assets
Banks and Finance
The Aichi Bank, Ltd.	14,800	$1,117,141	$888,566	0.4
General banking services
Fuyo General Lease Co., Ltd.	134,800	3,769,496	4,827,640	1.9
Machinery leasing
The Keiyo Bank, Ltd.	134,000	671,710	639,315	0.2
General banking services
The Mie Bank, Ltd.	552,000	2,296,870	1,347,420	0.5
General banking services
Total Banks and Finance		7,855,217	7,702,941	3.0

Chemicals and Pharmaceuticals
Adeka Corporation	447,900	4,351,911	4,301,474	1.7
Resin products
Central Glass Co., Ltd.	814,000	3,830,473	3,692,930	1.5
Glass and Chemicals
Daicel Chemical Industries, Ltd.	106,000	573,547	692,597	0.3
Organic/inorganic chemicals
Daiso Co., Ltd.	218,000	618,399	706,824	0.3
Caustic soda
Koatsu Gas Kogyo Co., Ltd.	259,000	1,484,286	1,558,183	0.6
High-pressured gases and chemicals
Rohto Pharmaceutical Co., Ltd.	360,000	4,054,178	4,265,056	1.7
Pharmaceuticals manufacturer
Sakai Chemical Industry Co., Ltd.	140,000	544,535	562,658	0.2
Titanium oxide, polyvinyl chloride stabilizers, and pharmaceuticals
Sekisui Plastics Co., Ltd.	246,000	1,087,128	900,721	0.4
Plastic products
Shikoku Chemicals Corporation	26,000	148,281	156,740	0.1
Fine, organic, and inorganic chemicals
Total Chemicals and Pharmaceuticals		16,692,738	16,837,183	6.8

Construction and Engineering
Takasago Thermal Engineering Co., Ltd.	95,600	821,032	777,859	0.3
Air-conditioning facilities
Total Construction and Engineering		821,032	777,859	0.3

Electronics
Alpine Electronics, Inc.	445,800	5,651,101	6,001,524	2.4
Car audio and navigation systems
Dia-ichi Seiko Co., Ltd.	55,100	1,619,689	1,695,489	0.7
Connectors, electrical parts sensors, and air ventilators
Fuji Machine Mfg. Co., Ltd.	261,700	4,369,268	5,458,872	2.2
Automated assembly machines
Fujitsu General Limited	488,000	2,655,819	3,056,204	1.2
Air conditioners
Funai Electric Co., Ltd.	165,900	3,929,352	3,896,191	1.6
Audio-visual equipment

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

FEBRUARY 29, 2012

Shares	Cost	Market Value	% of Net Assets
Hitachi Kokusai Electric Inc.	143,000	$1,283,386	$1,246,391	0.5
Wireless communication equipment
Japan Digital Laboratory Co., Ltd.	118,700	1,356,498	1,394,577	0.6
Computers for accounting and financial use
MegaChips Corporation	206,400	3,099,900	3,895,684	1.6
Large-Scale-Integration circuits
Mimasu Semiconductor Industry Co., Ltd.	127,800	1,397,509	1,222,620	0.5
Silicon and gallium
Nippon Chemi-Con Corporation	1,236,000	6,788,223	5,150,317	2.1
Electronic components and circuit products
Sanshin Electronics Co., Ltd.	158,600	1,764,308	1,511,407	0.6
Semiconductors
Sato Corporation	307,700	3,625,175	4,316,866	1.7
Automation recognition systems
Shinko Electric Industries Co., Ltd.	574,800	4,233,555	5,293,418	2.1
Semiconductor packages
Siix Corporation	290,100	3,891,288	4,155,781	1.7
Video, audio, and office equipment
Tomen Devices Corporation	40,300	871,341	1,053,270	0.4
Semiconductors
Toshiba Tec Corporation	822,000	3,470,560	3,050,262	1.2
Point of Sale systems
Total Electronics		50,006,972	52,398,873	21.1

Food Manufacturing
Warabeya Nichiyo Co., Ltd.	166,000	2,057,410	2,191,777	0.9
Prepared boxed lunches
Total Food Manufacturing		2,057,410	2,191,777	0.9

Information and Software
Cookpad Inc.	197,900	4,532,625	4,062,177	1.6
Operates cooking recipes websites
DTS Corporation	184,300	2,250,577	2,403,864	1.0
Information technology services
Itochu Techno-Solutions Corporation	107,800	3,748,206	4,810,898	1.9
Computer network systems developer
Kadokawa Group Holdings, Inc.	125,200	4,289,177	3,926,633	1.6
Publishing, movie/visual, and internet-related businesses
Otsuka Corporation	112,000	7,473,890	8,312,149	3.3
Computer information system developer
SKY Perfect JSAT Holdings Inc	7,550	3,363,149	3,532,300	1.4
Broadcasting and data transmission
Square Enix Holdings Co., Ltd.	267,400	5,091,616	5,228,335	2.1
Entertainment software
Toei Company Ltd.	176,000	915,733	867,904	0.3
Movies, television programs, and video software
Total Information and Software		31,664,973	33,144,260	13.2

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

FEBRUARY 29, 2012

Shares	Cost	Market Value	% of Net Assets
Iron and Steel
Hanwa Co., Ltd.	1,112,000	$4,565,349	$5,195,685	2.1
Steel imports/exports
Neturen Co., Ltd.	344,900	2,867,046	3,205,999	1.3
Induction hardening equipment
Total Iron and Steel		7,432,395	8,401,684	3.4

Machinery and Machine Tools
Aida Engineering, Ltd.	93,800	446,142	552,751	0.2
Automatic presses and transfer press systems
Ashi Diamond Industrial Co.	240,700	3,731,787	3,222,588	1.3
Instruments and machines for diamond objects
Disco Corporation	126,500	7,444,249	7,041,207	2.8
Precision cutting, grinding, and polishing machines
Star Micronics Co., Ltd.	252,800	2,412,710	2,515,066	1.0
Small-sized precision components and equipments
THK Co., Ltd.	248,500	5,888,163	5,272,373	2.1
Linear motion systems
Trusco Nakayama Corporation	48,900	736,442	1,004,344	0.4
Industrial machinery
Total Machinery and Machine Tools		20,659,493	19,608,329	7.8

Miscellaneous Manufacturing
Asahi Intecc Co., Ltd.	114,100	2,788,081	2,766,870	1.1
Medical tools
Hogy Medical Co., Ltd.	114,400	5,113,658	4,851,581	1.9
Medical supply products
Mitsui Mining & Smelting Co., Ltd.	337,000	1,065,088	1,022,030	0.4
Non-ferrous metals
Nihon Kohden Corporation	206,500	4,193,973	5,305,381	2.1
Medical equipment
Toyo Tanso Co., Ltd.	110,800	5,061,139	4,364,248	1.7
Carbon and graphite
Total Miscellaneous Manufacturing		18,221,939	18,310,110	7.2

Real Estate and Warehouse
Daibiru Corporation	436,400	3,890,091	3,082,749	1.2
Leases office buildings, apartments and hotels
Nihon Eslead Corporation	133,000	1,117,526	1,292,042	0.5
Condominiums
Total Real Estate and Warehouse		5,007,617	4,374,791	1.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

FEBRUARY 29, 2012

Shares	Cost	Market Value	% of Net Assets
Restaurants
Kura Corporation	150,300	$2,097,797	$2,212,392	0.9
Sushi
Saint Marc Holdings Co., Ltd.	69,000	2,659,319	2,611,478	1.0
Restaurants and cafes
Total Restaurants		4,757,116	4,823,870	1.9

Retail
Arcs Company, Limited	244,000	4,271,063	4,439,919	1.8
Supermarkets and discount stores
Felissimo Corporation	56,100	1,121,041	754,547	0.3
Catalog shopping
Heiwado Co., Ltd.	212,000	2,662,853	2,733,798	1.1
Supermarkets
Ministop Co., Ltd.	49,000	631,089	887,394	0.4
Convenience stores
Start Today Co Ltd.	133,200	2,477,702	2,435,254	1.0
Internet shopping sites
Xebio Co., Ltd.	197,900	4,342,522	4,698,951	1.9
Sporting goods
Total Retail		15,506,270	15,949,863	6.5

Services
Benefit One Inc.	278	219,518	205,634	0.1
Benefit programs
Daiseki Co., Ltd.	303,900	5,881,203	5,331,316	2.1
Waste disposal
Message Co., Ltd.	1,978	6,119,699	6,266,979	2.5
Nursing facilities
NEC Networks & System Integration Corporation	181,100	2,211,447	2,560,830	1.0
Communication systems
Park24 Co., Ltd.	419,700	4,602,069	5,168,961	2.1
Parking garages
Rakuten, Inc.	7,055	6,699,433	7,027,603	2.8
Manages consumer websites
Resorttrust, Inc.	263,900	3,822,826	4,092,784	1.6
Timeshare resort hotels
Toppan Forms Co., Ltd.	300,500	2,528,075	2,578,413	1.0
Printing company
Total Services		32,084,270	33,232,520	13.2

Transportation
Kintetsu World Express Inc.	137,100	3,860,869	4,337,035	1.7
Distribution services
Senko Co., Ltd.	437,000	1,450,917	1,670,098	0.7
Trucking and warehousing
Total Transportation		5,311,786	6,007,133	2.4

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

FEBRUARY 29, 2012

Shares	Cost	Market Value	% of Net Assets
Utilities
The Okinawa Electric Power Company, Incorporated	88,600	$4,015,397	$3,675,510	1.5
Thermal power
Total Utilities		4,015,397	3,675,510	1.5

Wholesale
Mitsui Matsushima Co., Ltd.	2,214,000	4,431,902	4,858,436	1.9
Coal
Paltac Corporation	84,600	975,867	1,152,475	0.5
Daily necessities
Sinanen Co., Ltd.	128,000	566,201	605,955	0.2
Wholesale of energy
Total Wholesale		5,973,970	6,616,866	2.6

TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES	$241,762,681	$248,926,829	99.3

INVESTMENTS IN FOREIGN CURRENCY
Japanese Yen
Non-interest bearing account	$1,467,225	$1,452,515	0.6
TOTAL INVESTMENTS IN FOREIGN CURRENCY	1,467,225	1,452,515	0.6
TOTAL INVESTMENTS	$243,229,906	$250,379,344	99.9
OTHER ASSETS LESS LIABILITIES, NET		352,928	0.1
NET ASSETS		$250,732,272	100.0

*	The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 29, 2012.

Japanese Yen     JPY     ¥ 81.115 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2012

ASSETS:
Investments in securities, at market value (cost—$241,762,681)	$248,926,829
Investments in foreign currency, at market value (cost—$1,467,225)	1,452,515
Receivable for investments sold	720,795
Receivable for dividends and interest, net of withholding taxes	447,218
Cash and cash equivalents	164,966
Total Assets	251,712,323

LIABILITIES:
Payable for investments purchased	557,283
Accrued management fee	182,902
Other accrued expenses	239,866
Total Liabilities	980,051

NET ASSETS:
Capital stock (par value of 28,333,893 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized loss on investments and foreign currency transactions	(45,752,268)
Net unrealized appreciation on investments and foreign currency transactions	7,137,429
Accumulated undistributed net investment income	458,505
Net Assets	$250,732,272
Net asset value per share	$8.85

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 29, 2012

INCOME:
Dividend income (net of $336,366 withholding taxes)	$4,468,854
Interest income	394
Total Income		$4,469,248

EXPENSES:
Management fee	2,102,408
Custodian fees	287,200
Legal fees	256,600
Directors’ fees and expenses	113,650
Auditing and tax reporting fees	89,670
Shareholder reports	57,200
Annual meeting expenses	32,208
Registration fees	25,620
Transfer agency fees	9,692
Total Expenses		2,974,248
INVESTMENT INCOME – NET		1,495,000

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		4,887,905
Net realized gain on foreign currency transactions		155,838
Net realized gain on investments and foreign currency transactions		5,043,743
Net change in unrealized depreciation on foreign currency transactions and translation		(19,851,126)
Net change in unrealized appreciation on investments		5,657,858
Net realized and unrealized loss on investments and foreign currency transactions and translation		(9,149,525)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(7,654,525)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended
	February 29, 2012	February 28, 2011
FROM INVESTMENT ACTIVITIES:
Net investment income	$1,495,000	$709,147
Net realized gain on investments	4,887,905	7,413,263
Net realized gain on foreign currency transactions	155,838	240,983
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation	(14,193,268)	22,157,379
Increase (decrease) in net assets derived from investment activities	(7,654,525)	30,520,772

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.0355 and $0.0796 per share, respectively)	(1,005,853)	(1,690,877)
Decrease in net assets derived from distributions to shareholders	(1,005,853)	(1,690,877)

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders on rights offering	51,181,727	0
Increase in net assets derived from capital share transactions	51,181,727	0

NET ASSETS:
Beginning of year	208,210,923	179,381,028
End of year (including accumulated undistributed net investment income and distributions in excess of net investment income of $458,505 and ($260,551) respectively)	$250,732,272	$208,210,923

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 29, 2012

1.	Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The following is a summary of the significant accounting and reporting policies followed by the Fund and used in preparing the financial statements.

(a)           Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b)           Foreign Currency Transactions — Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the current prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the year.  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 29, 2012.  Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

(c)           Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on the first in first out basis.

Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—”temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s pol-

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS-Continued

icy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times.  Collateral is provided in the form of cash, which will be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended February 29, 2012, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d)           Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (effective 1/1/04 to 12/31/12) and on interest at a rate of 15% and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “morelikely-than-not” of being sustained by the applicable tax authority.  As of and during the year ended February 29, 2012, as well as for the prior three tax years, the Fund did not have any liabilities for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(e)           Capital Account Reclassification — For the year ended February 29, 2012, the Fund’s accumulated net investment income was increased by $229,909 and the accumulated net realized loss was decreased by $229,909.  These differences were primarily due to the result of the reclassification of foreign currency gains and the tax treatment of passive foreign investment companies.

(f)           Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(g)           Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States.  In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments as well as the trouble in the nuclear power plant related to the Great East Japan Earthquake in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h)           Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of asset and liabilities.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS-Continued

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund, for which it is compensated by the manager, not the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  Under the management agreement, the Fund incurred fees to the Manager of $2,102,408 for the year ended February 29, 2012.  Under the investment advisory agreement, the Manager informed the Fund that the Investment Adviser earned fees of $941,769 for the year ended February 29, 2012, from the Manager, not the Fund.  At February 29, 2012, the fee payable to the Manager, by the Fund, was $182,902.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended February 29, 2012.  As revised effective January 1, 2010, the Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings.  The Chairman of the Board, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently Mr. Chemidlin, receives an additional annual fee of $1,000 for attendance at any meeting of the Audit Committee held.  Such fees and expenses for unaffiliated Directors aggregated $113,650 for the year ended February 29, 2012.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 29, 2012 were $200,649,536 and $144,515,142, respectively.

4.	Rights Offering

The Fund issued to its shareholders of record as of the close of business on June 23, 2011 transferable rights to subscribe for up to an aggregate of 7,091,723 shares of common stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”).  During July 2011, the Fund issued a total of 7,091,723 shares of Common Stock on exercise of such Rights at the subscription price of $7.60 per share, compared to a net asset value per share of $9.88 and a market value per share of $8.45.  A sales load of 3.75% was included in the subscription price.  Offering costs of $732,014 and the sales load were charged directly against the proceeds of the Rights Offering.  As a result of the Rights Offering, there was a dilutive effect on the net asset value per share of the Fund in the amount of $0.47 per share.

5.	Federal Income Tax

As of February 29, 2012, net unrealized appreciation on investments, exclusive of investments in foreign currency, for Federal income tax purposes was $5,036,490, of which $14,832,414 related to appreciated securities and $9,795,924 related to depreciated securities.  The cost of investments, exclusive of investments in foreign currencies of $1,467,225, at February 29, 2012 for Federal income

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS-Continued

tax purposes was $243,890,339.

At February 29, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$2,295,680
Accumulated capital losses	$(45,461,610)
Unrealized appreciation on investments	$5,009,596
Total accumulated deficit	$(38,156,334)

The tax character of distributions paid during the fiscal years ended February 29, 2012 and February 28, 2011 were as follows:

	February-12	February-11
Ordinary Income	$1,005,853	$1,690,877
Capital Gains	$0	$0

The Fund has a capital loss carryfoward as of February 29, 2012 of $45,461,610 of which $26,059,736 expires on February 28, 2017 and $19,401,874 expires on February 28, 2018.  In addition, the Fund utilized $5,029,357 of its current year net realized gains against accumulated capital losses.

6.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair vale measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.  The new and revised disclosures are required to be implemented for fiscal years beginning after December 2009 except for the disclosures surrounding purchases, sales, issuances and settlements, on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010.  The Fund adopted the applicable portion of the ASU 2010-06 for the year ended February 28, 2011 and the impact of such adoption is limited to additional disclosures in the financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS-Continued

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2012.

Level	Investments in Securities
Level 1
Equity Securities*	$248,926,829
Foreign Currency	1,452,515
Level 2	0
Level 3	0
Total	$250,379,344

*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the year ended February 29, 2012, there were no transfers between Level 1 and Level 2.

During the year ended February 29, 2012, the Fund did not hold any instruments which used significant unobservable inputs (Level 3) in determining fair value.

7.	Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”).  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy:  quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year.

	For the Year Ended
	February 29,	February 28,			February 29,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.80	$8.44	$6.49	$9.46	$11.80
Net investment income (loss)@	0.06	0.03	0.02	0.04	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.50)	1.41	1.99	(2.90)	(2.33)
Total from investment operations	(0.44)	1.44	2.01	(2.86)	(2.34)
Distributions from net investment income	(0.04)	(0.08)	(0.06)	(0.11)	—
Fund Share Transactions
Dilutive effect of Rights Offering*	(0.47)	—	—	—	—
Net asset value, end of year	$8.85	$9.80	$8.44	$6.49	$9.46
Market value, end of year	$7.83	$9.58	$8.13	$5.79	$8.97
Total investment return†	(17.9%)	18.9%	41.5%	(34.4%)	(30.9%)
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000)	$250,732	$208,211	$179,381	$137,860	$200,924
Operating expenses	1.34%	1.44%	1.46%	1.42%	1.31%
Net investment income	0.67%	0.38%	0.23%	0.52%	(0.08%)
Portfolio turnover	66%	57%	66%	76%	51%

@	Based on average shares outstanding.

*	Decrease is due to the Rights Offering.

†
Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2011 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Asset Management U.S.A. Inc. at Two World Financial Center, Building B, New York, New York on November 16, 2011.  The purpose of the meeting was (1) to elect two Class II Directors to serve for a term to expire in 2014 and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, Mr. Shigeru Shinohara and Mr. Chor Weng Tan received a majority of the votes cast for the election of directors.  Accordingly, they were elected to serve until 2014 and until their successors are elected and qualified.  The results of the voting at the Annual Meeting were as follows:

1.  To elect the Fund’s Class II Directors:

	Shares Voted	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares
Shigeru Shinohara	19,808,501	69.92	1,624,774	5.73
Chor Weng Tan	19,883,759	70.18	1,549,517	5.47

INTERESTED DIRECTOR

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen**	Other Public Directorships Held by the Director
Shigeru Shinohara (50)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director	President and Director since June 2007
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; Senior Managing Director of Nomura Asset Management Co., (“NAM”) since 2011; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None

*
Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with NAM and its affiliates.  Mr. Shinohara is a director of Korea Equity Fund, Inc. for which NAM-USA acts as manager and NAM acts as investment adviser.

Mr. Masashi Terachi was elected a Class II Director, effective April 2012, to fill the vacancy created when Mr. Shinohara resigned to assume new responsibilities at Nomura Asset Management U.K. Limited.  Mr Terachi is an “interested person,” as defined in the 1940 Act, of the Fund based on positions with NAM and it affiliates.  Mr. Terachi is a director of Korea Equity Fund, Inc. for which NAM-USA acts as manager and NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

JAPAN SMALLER CAPITALIZATION FUND, INC.

INDEPENDENT DIRECTORS

Set forth below is biographical and other information concerning the Fund’s directors who are not “interested persons” of the Fund unless otherwise noted the address of each director is Nomura Asset Management U.S.A. Inc., Two World Financial Center, Building B, New York, New York 10281.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen by Director	Other Public Directorships Held by the Director
Rodney A. Buck (64)	Class III Director	Director since 2006; Chairman of the Board since 2010
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (55)	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None

E. Han Kim (65)	Class I Director	Director since 2010	Professor, University of Michigan since 1980; Director of Korea Telecom since 2009; Advisor to CEO of Taubman Company since 2009; and Advisor to CEO of POSCO from 2008 to 2009.	2 registered investment companies consisting of 2 portfolios	Korea Telecom

Chor Weng Tan (76)	Class II Director	Director since 1990	Retired. Mr Tan’s professional career spans more than 30 years in engineering management and education, including service for 12 years as Dean of the School of Engineering at The Cooper Union.	2 registered investment companies consisting of 2 portfolios	None

*	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Committees and Directors’ meetings.  The Board of Directors has a standing Audit Committee, a standing Nominating Committee and standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards.  Each Committee operates under a charter.  Currently, Messrs. Kim, Buck, Chemidlin, and Tan are members of these Committees.  The Fund has no standing Compensation Committee.  The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

JAPAN SMALLER CAPITALIZATION FUND, INC.

During the fiscal year ended February 29, 2012, the Board of Directors held seven meetings, the Audit Committee held three meetings, the Nominating Committee held one meeting and the Governance and Compliance Committee held four meetings.  Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Name, Address and Age of Officers	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Masashi Terachi (50)	President and Class II Director	President since April 2012
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC (“NGA”) since April 2012; Managing Director of Nomura Asset Management Singapore Limited from 2010 to 2012; Regional Director of Nomura Asset Management Singapore Limited from August 2008 to 2010; Senior Manager of Nomura Asset Management Co., Ltd. from 2007 to 2008.

Kenneth L. Munt (65)	Vice President	Vice President since 2001	Managing Director and Secretary of NAM-USA since 1999.

Hiromichi Aoki (53)	Vice President	Vice President since February 2012	Managing Director of NAM-USA since 2011; Managing Director and Head of Merchant Banking at Nomura International plc, London since 2006.

Rita Chopra-Brath-waite (43)	Vice President	Vice President since November 2011	Executive Director of NAM-USA since 2010; Senior Vice President of NAM-USA from 2007 to 2010; Vice President of NAM-USA from 2001 to 2007.

Neil Daniele (51)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-USA since 2005 and Managing Director of NAM-USA since 2007; Senior Vice President of NAM-USA from 2002 to 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009.

Robert Kleinman (45)	Treasurer	Treasurer since November 2011
Executive Director, Controller and Treasurer of NAM-USA since 2008; Senior Vice President and Controller of Prospect Capital Corp. from 2007 to 2008; Director of Merrill Lynch & Co. from 2006 to 2007; Vice President of JP Morgan Chase & Co. from 2000 to 2006.

Amy J. Marose (34)	Assistant Treasurer	Assistant Treasurer since November 2011	Vice President of NAM-USA since 2009; Senior Manager at Deloitte & Touche LLP from 2007 to 2009; Manager at Deloitte & Touche LLP from 2005 to 2007.

JAPAN SMALLER CAPITALIZATION FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”).  Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares.  The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount.  For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund.  The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund.  As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus.  The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view.  Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives.  The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

TAX INFORMATION (Unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 29, 2012 as to the federal tax status of distributions received by shareholders during such fiscal year.  Accordingly, the Fund designates $336,366 as foreign tax credit with the associated gross income of $4,805,220.

Shareholders should not use the above information to prepare their tax returns.  The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2013.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder.  If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.  Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund.  Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium.  If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date.  If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan.  Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share.  If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares.  If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares.  There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares.  In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.  For the fiscal year ended February 29, 2012, the Fund issued no new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan.  To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan.  Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.  Shareholders who are participating in the Plan may withdraw from the Plan at any time.  There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time.  Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration.  If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan.  Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued.  The shareholder may also request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions.  A $2.50 plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination.  An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records.  Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends.  Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend.  There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.  All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
E. Han Kim
Chor Weng Tan
Masashi Terachi

OFFICERS
Masashi Terachi, President
Kenneth L. Munt, Vice President
Hiromichi Aoki, Vice President
Rita Chopra-Brathwaite, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Robert Kleinman, Treasurer
Amy J. Marose, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin llp
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

JAPAN

Smaller Capitalization

Fund, Inc.

ANNUAL REPORT

FEBRUARY 29, 2012

ITEM 2.  CODE OF ETHICS

______________________________________________________________________________
(a)
As of February 29, 2012, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
There were no amendments during the fiscal year ended February 29, 2012 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)	A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B.Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Audit Fees for the Registrant were $74,500 and $74,500 for each of the fiscal years ended 2/29/12 and 2/28/11, respectively.

(b) Audit-Related Fees. Audit-Related Fees for the Registrant were $10,000 and $10,000 for the fiscal years ended 2/29/12 and 2/28/11, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/29/12 and 2/28/11 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/29/12 and 2/28/11, respectively.

(c) Tax Fees. Tax Fees for the Registrant were $11,400 and $11,400 for the fiscal years ended 2/29/12 and 2/28/11, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP ("E&Y") to the Registrant.

There were no other fees billed for tax services by E&Y to service affiliates for the fiscal years ended 2/29/12 and 2/28/11, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for any other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 2/29/12 and 2/28/11, respectively, that required pre-approval by the Audit Committee.

3

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) Not Applicable.

(f)  Not Applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant ("Service Affiliates") were $4.8 and $2.9 million for the fiscal years ended 2/29/12 and 2/28/11, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the E&Y to service affiliates.

(h) Yes.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended.  Currently, Messrs. Rodney A. Buck, David B. Chemidlin, E. Han Kim and Chor Weng Tan are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 2/29/12 are included in the report to shareholders filed under Item 1 of this Form.

4

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy NOMURA ASSET MANAGEMENT April 1, 2012

1.	General Policy

Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries (collectively, “Nomura Asset Management”) serve as the investment adviser to a wide range of clients, including pooled investment vehicles. This Policy reflects our duty as a fiduciary under various regulations to vote proxies in the best interests of our clients. In fulfilling our obligations to clients, Nomura Asset Management will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. We will engage companies in which we invest on behalf of our clients on our “Principles on Corporate Governance of Portfolio Companies” in order to enhance our mutual understanding and to seek changes in their company practice.

2.	Proxy Voting Guidelines

Nomura Asset Management will closely examine the voting agenda of a company that meets one or more of the conditions listed below. Where we believe that a specific agenda item is not n the best interests of shareholders, Nomura Asset Management will decide either to vote against or to abstain from voting on the item.

(1)
The company has violated the law, including engaging in criminal activities or fraudulent accounting practices. We have determined that the company has engaged activities that are inconsistent with overarching principles of corporate governance, including those related to social, ethical and environmental issues. However, we do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	The auditor’s opinion on the company is qualified (for Japanese equity securities).

(3)	The company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	The company continuously reports sluggish business performance and poor investment returns, and where we consider management’s efforts for improvement to be inadequate.

(5)	The company accumulates a large amount of financial assets which we believe are not used effectively and/or are not distributed to shareholders adequately.

(6)	The company’s business and financial strategies are deemed to be not in the best interest of shareholders.

(7)	The composition and/or size of the company’s board of directors or the composition of its statutory auditors is deemed to be inadequate, and not in the shareholders’ best interests.

(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which we determine not to be in shareholders’ best interests.

1

3.	Positions on Specific Issues

The issues discussed below are not exhaustive and do include all potential voting issues. Because voting issues and the circumstances of individual companies are so varied, there may be instances when Nomura Asset Management may not vote in strict adherence to the Policy.

(1)	Election of Directors

Nomura Asset Management votes in favor of candidates for a company’s board of directors that are nominated by the company’s management when it is determined that such candidates would best serve shareholders’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any activities that raise corporate governance concerns, including social misconduct, or any activity that we deem is not in the best interest of shareholders, we will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, taking into account the competence and experience of the candidates.

We will evaluate proposals advocating classification or staggered board of directors on a case-by-case basis. We would oppose such a proposal if we determine that it raises corporate governance concerns.

Because the outside directors of Japanese companies that have adopted the committee system play an especially crucial role in each of the three committees (the nominating, compensation, and audit committees) we pay special attention to the directors’ qualifications, such as their independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of a director for such office are judged upon careful review of and thorough assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.

Where the company has engaged in activities that raise corporate governance concerns, including social misconduct, or have engaged in illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

2

It is desirable that outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

Nomura Asset Management votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that we believe are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in social misconduct, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

(1)	Distribution policy

In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

(2)	Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. Nomura Asset Management will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

(3)	Issuance of preferred and other classes of shares

Nomura Asset Management will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with

3

discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)	Corporate Actions

(1)	Mergers, acquisitions and other corporate restructurings

Nomura Asset Management reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on the company’s shareholders.

(2)	Anti-takeover measures

Nomura Asset Management will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

4.	Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, Nomura Asset Management may have a material business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a material conflict of interest arises, Nomura Asset Management shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by one or more third-party proxy voting service vendors.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from one or more third-party proxy voting service vendors.

Our approach in identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision-Making Process for the Exercise of Proxy Voting Rights.”

5.	Other Considerations

(1)	Non-voting cases

Nomura Asset Management may be unable to vote or may determine to refrain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

(1)
Securities Lending: Various client accounts may participate in a securities lending program. Because title to loaned securities passes to the borrower, Nomura Asset Management will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nomura Asset Management has investment discretion, however, it may reserve the right to instruct the lending agent to recall the loaned security where the

4

matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of recalling the security.

(2)
Share Blocking: Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, we may not vote the effected shares.

(3)
Re-registration: In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent us from exercising its investment discretion to sell shares held in clients’ portfolios for a substantial period of time. The decision process in blocking countries as discussed above is employed in instances where re-registration is necessary.

(4)
Other Considerations: Lack of adequate information and untimely receipt of proxy materials may make it disadvantageous to vote proxies in every instance. In addition, we may not vote proxies in circumstances where the cost of voting the proxy outweighs the possible benefit to the client.

5

Principles of Corporate Governance for Portfolio Companies NOMURA ASSET MANAGEMENT March 1, 2011

1.	Purpose of the Principles

NOMURA ASSET MANAGEMENT believes it is important for companies to manage their business operations with due consideration for shareholders’ interests and to enhance long-term enterprise value. In order to achieve this, it is crucial for a company’s corporate governance to function adequately. As an investment manager, we have established basic corporate governance principles (described below) that we look for in companies held within the portfolios that we manage.

We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe companies that follow these principles will operate their businesses with autonomy in a way that enhances shareholders’ interests and enterprise value over the long term.

2.	Corporate Social Responsibilities

NOMURA ASSET MANAGEMENT believes that companies can enhance their long-term enterprise value if they judge and act in a proper manner as corporate citizens. The process known as “Compliance Management” works as a premise for companies to make proper judgments and take appropriate action. Aspects of corporate behavior that should be monitored under “Compliance Management” include not only laws and regulations, but also commonly agreed practices, societal norms, and even internal rules and regulations.

Moreover, we believe that a company’s “proper” efforts in relation to issues that are included within the “ESG” framework, such as global environmental and social issues will lead to enhanced long-term enterprise value.

3.	Ideal Form of Corporate Governance

NOMURA ASSET MANAGEMENT believes the following requirements should be met for the corporate governance practices of a company to enhance long-term enterprise value:

(1)	The board consists of an adequate number of directors qualified for rendering proper business judgments and effective functioning.

(2)	The statutory auditors and the audit committee are qualified to audit the activities of the business and function effectively.

(3)	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.

(4)	Executive compensation is well balanced and consistent with long-term enterprise value creation, and appropriate management incentives are in place.

(5)	Corporate governance systems are in place to ensure sufficient internal control in terms of compliance and internal auditing.

1

4.	Accountability through Disclosure

NOMURA ASSET MANAGEMENT will request that companies uphold their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will request sufficient disclosure and  explanation as well as corrective measures with respect to any illegal or antisocial activity if any.

5.	Dialogue with Companies

NOMURA ASSET MANAGEMENT, as an investment manager, will establish dialogue with the companies in which it invests regarding their efforts to manage or improve corporate governance issues. This ongoing dialogue with companies allows us to evaluate the status of company’s corporate governance and sustainability, and to confirm the realization of warranted enterprise value.

Where no continued appreciation of enterprise value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will engage with the company to promote investors’ (beneficiaries’) interests by demanding that the company adopts corrective measures.

6.	Exercise of the Voting Rights

NOMURA ASSET MANAGEMENT will set up proxy voting policy in a manner consistent with the corporate governance principles stated above. We will vote proxies in accordance with the policy, and are ready to disclose voting results.

2

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) On December 13, 2010, Mr. Shinichi Tanaka became the new Portfolio Manager for the Fund.  Mr. Tanaka is the Chairman of the Japan Smaller Capitalization Stock Selection Committee of Nomura Asset Management Co., Ltd.  He has been a member since 2005.  The Portfolio Manager is a CMA (Chartered Member of the Security Analysts Association of Japan) and Senior Portfolio Manager of the investment adviser of the Registrant. The Portfolio Manager has been with the investment adviser of the Registrant since 1997 as a portfolio manager and analyst. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

      (2) As of December 31, 2010, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant, for one other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of 21.32 billion yen as of March 31, 2012) and for 8 other accounts (with total assets of 48.99 billion yen as of March 31, 2012). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the Russell / Nomura Small Cap Tm Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

(4) As of March 31, 2012, the Portfolio Manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. There have been no changes since January 1, 2006 to the procedures by which the Registrant's shareholders may recommend nominees to the Registrant's Nominating Committee.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)	Code of Ethics.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Masashi Terachi
Masashi Terachi, President
(Principal Executive Officer)

Date: May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Kleinman
Robert Kleinman, Treasurer
(Principal Financial Officer)

Date: May 7, 2012